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                                                              EXHIBIT 10.3.3.b

          THIS DEED OF TRUST SECURES FUTURE ADVANCES MADE FROM TIME TO
                 TIME UNDER THE LOAN INSTRUMENTS SECURED HEREBY

                           REAL PROPERTY DEED OF TRUST
                             (Harris County, Texas)

STATE OF TEXAS             )
                           ) SS
COUNTY OF HARRIS           )


                  THIS REAL PROPERTY DEED OF TRUST ("DEED OF TRUST"), made as of August 26, 1999, is made and executed by TELXON CORPORATION, a Delaware corporation ("TRUSTOR"), having its principal offices at 3330 West Market Street, Akron, Ohio 44333, unto JOSEPH C. MATHEWS, as trustee, having an address at 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202 ("TRUSTEE"), for the benefit of FOOTHILL CAPITAL CORPORATION, a California corporation (in its individual capacity, "FOOTHILL") having an office at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, as agent (Foothill in its capacity as agent being hereinafter referred to as "AGENT") for Lenders (as "LENDERS" is defined in the Loan and Security Agreement referred to below).

                                    RECITALS

                  I. Pursuant to the terms of a certain Loan and Security Agreement of even date herewith (said Loan and Security Agreement, together with all amendments, supplements, modifications and replacements thereof, being hereinafter referred to as the "LOAN AGREEMENT") by and between Foothill, as a Lender and as Agent for all Lenders, such other financial institutions which may now or hereafter become signatory thereto as Lenders, and Trustor, Agent and Lenders have agreed to make loans to Trustor and extend other financial accommodations to Trustor in an aggregate principal amount of $100,000,000 (collectively, the "LOANS"). The interest chargeable thereon is calculated at variable rates as more fully set forth in the Loan Agreement. The Loans consist of (i) a revolving loan in a maximum principal amount of $80,000,000 (the "REVOLVING LOAN"), which revolving loan is evidenced by the Loan Agreement, (ii) a term loan "No. 1" in the original principal amount of $6,000,000 (the "TERM LOAN NO. 1"), which term loan is evidenced by one or more notes in the aggregate principal amount of $6,000,000 (said notes, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "TERM NOTES NO. 1"), (iii) a term loan "No. 2" in the original principal amount of $10,000,000 (the "TERM LOAN NO. 2"), which term loan is evidenced by one or more notes in the aggregate principal amount of $10,000,000 (said notes, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "TERM NOTES NO. 2"), and (iv) a bridge term loan in the original principal amount of $30,000,000 (the "BRIDGE LOAN"), which term loan is evidenced by one or more notes in the aggregate principal amount of $30,000,000 (said notes, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "BRIDGE NOTES"). Term Notes No. 1, Term Notes No. 2 and the Bridge Notes are hereinafter collectively referred to as the "NOTES." The Loans have a final maturity date of August 26, 2001. The terms and provisions of the Notes and the Loan Agreement are hereby incorporated by reference in this Deed of Trust. The rate or rates of interest payable under the Loan Agreement may vary from time to time.

                  II. This Deed of Trust secures not only present indebtedness but also future advances of principal indebtedness under the Loan Agreement as if such future advances were made on the date hereof. The total indebtedness secured by this Deed of Trust may increase or decrease from time to time.

                                GRANTING CLAUSES

                  To secure the payment of the indebtedness evidenced by the Notes and the Loan Agreement, and the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Deed of Trust, the Notes, the Loan Agreement and any other documents and instruments now or hereafter executed by Trustor or any party related thereto or affiliated therewith to evidence, secure or guarantee the payment of all or any portion of the indebtedness under the Notes, the Loan Agreement and any and all renewals, extensions, amendments and replacements of this Deed of Trust, the Notes, the Loan Agreement and any such other documents and instruments (the Notes, the Loan Agreement, this Deed of Trust, such other documents and instruments now or hereafter executed and delivered in connection with the Loans, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "LOAN INSTRUMENTS"), (all indebtedness and liabilities secured hereby being hereinafter sometimes referred to as "BORROWER'S LIABILITIES"), FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor, hereby irrevocably assigns, grants, bargains, sells, warrants and conveys to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit of Agent, and grants to Agent a security interest in the following described property, subject to the terms and conditions herein:

                   (A) The land located in Harris County, Texas, legally described in attached EXHIBIT A ("LAND" [Borrower's Manufacturing Plant and National Service Center in Houston, Texas]);

                  (B) All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together with all extensions, additions, improvements, substitutions and replacements of the foregoing ("IMPROVEMENTS");



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                  (C) All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired ("APPURTENANCES");

                  (D)(i) All judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

                  (ii) All compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof, (b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof; and, except as otherwise provided herein, Agent is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby; and

                  (iii) All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

                  (E) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the "RENTS"); it being intended that this Granting Clause shall constitute an absolute and present assignment of the Rents, subject, however, to the license given to Trustor to collect and use the Rents as provided in this Deed of Trust;

                  (F) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Trustor which contain evidence of payments made under the leases and all security given therefor (collectively, the "LEASES"), subject, however, to the license given in this Deed of Trust to Trustor to collect the Rents arising under the Leases as provided in this Deed of Trust;

                  (G) Any and all after-acquired right, title or interest of Trustor in and to any of the property described in the preceding Granting Clauses; and

                  (H) The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;



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                  All of the Property described in the Granting Clauses is
hereinafter referred to as the "PROPERTY."

                  TO HAVE AND TO HOLD, together with all and singular the rights, privileges, hereditaments and appurtenances thereunto in any way incident, appertaining or belonging, the same unto Trustee and his successor or successors forever, and Trustor hereby binds itself, his successors and assigns, to warrant and forever defend title to the Property unto Trustee and his successor or successors, against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to Permitted Encumbrances (as hereinafter defined).


                                   ARTICLE ONE
                              COVENANTS OF TRUSTOR

                  Trustor covenants and agrees with Agent as follows:


                  1.1. PERFORMANCE UNDER LOAN AGREEMENT, NOTES, DEED OF TRUST AND OTHER LOAN INSTRUMENTS. Trustor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Loan Agreement and of the Notes, every other Loan Instrument and every instrument evidencing or securing Borrower's Liabilities.

                  1.2. GENERAL COVENANTS AND REPRESENTATIONS. Trustor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) Trustor is seized of an indefeasible estate in fee simple in that portion of the Property which is real property, and has good and absolute title to it and the balance of the Property free and clear of all liens, security interests, charges and encumbrances whatsoever, except those permitted by Agent (such liens, security interests, charges and encumbrances being hereinafter referred to as the "PERMITTED ENCUMBRANCES"); and (b) Trustor will maintain and preserve the lien of this Deed of Trust as a first and paramount lien on the Property, subject only to the Permitted Encumbrances until Borrower's Liabilities have been paid in full and all obligations of Agent and Lenders under the Loan Agreement have been terminated.

                  1.3. COMPLIANCE WITH LAWS AND OTHER RESTRICTIONS. Trustor covenants and represents that the Land and the Improvements and the use thereof presently comply with, and, to the extent required by the Loan Agreement, will continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations.

                  1.4. TAXES AND OTHER CHARGES.

                  1.4.1. TAXES AND ASSESSMENTS. Trustor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations,




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liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Property or any part thereof, or upon or against this Deed of Trust or Borrower's Liabilities; provided, however, that Trustor may in good faith contest the validity, applicability or amount of any tax, assessment or other charge, if Trustor complies with any provisions which may be set forth in the Loan Agreement regarding the contest of taxes.

                  1.4.2. TAXES AFFECTING INTEREST OF AGENT AND LENDERS. If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust, or the manner of collecting taxes, so as to impose on Agent or Lenders a tax by reason of its ownership of any or all of the Loan Instruments or measured by the principal amount of Borrower's Liabilities, requires or has the practical effect of requiring Agent or Lenders to pay any portion of the real estate taxes levied in respect of the Property or to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of Agent or Lenders in respect of Borrower's Liabilities, this Deed of Trust or the other Loan Instruments, Borrower's Liabilities and all interest accrued thereon shall, upon thirty (30) days' notice, become due and payable forthwith at the option of Agent, whether or not there shall have occurred an Event of Default, provided, however, that, if Trustor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Agent and Lenders and does pay such taxes or other sums when due, Agent may not elect to declare due Borrower's Liabilities by reason of the provisions of this Section 1.4.2.

                  1.5. MECHANIC'S AND OTHER LIENS. Trustor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be created upon or against the Property; provided, however, that Trustor may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted lien, if Trustor bonds off such lien in a manner sufficient to transfer such lien from the title to the property to such bond or otherwise complies with any provisions which may be set forth in the Loan Agreement regarding the contest of liens.

                  1.6. INSURANCE AND CONDEMNATION.

                  1.6.1. INSURANCE POLICIES. Trustor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Agent, until Borrower's Liabilities are paid in full, such policies of insurance as are required by the Loan Agreement.

                  1.6.2. ADJUSTMENT OF LOSS; APPLICATION OF PROCEEDS. Except as otherwise may be provided by the Loan Agreement, Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies covering the Property and to collect and receive the proceeds from any such policy or policies. Trustor hereby irrevocably appoints Agent as its attorney-in-fact for the purposes set forth in the preceding



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sentence. The entire amount of such proceeds, awards or compensation shall be applied as provided in the Loan Agreement.

                  1.6.3. CONDEMNATION AWARDS. Agent shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Property or any part thereof, (ii) damage to the Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Property. Agent is hereby authorized, at its option, to commence, appear in and prosecute in its own or Trustor's name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith. Trustor hereby irrevocably appoints Agent as its attorney-in-fact for the purposes set forth in the preceding sentence. In the event that Trustor acquires any real estate to replace all or any portion of the Property which became subject to any such action or proceeding, Trustor shall execute and deliver to Agent a deed of trust of such replacement property, which Deed of Trust shall be in substantially the same form as this Deed of Trust, and Trustor shall deliver to Agent a survey and a title insurance policy and such other items in connection with such replacement property as Agent may require, all in form and substance satisfactory to Agent.

                  1.6.4. OBLIGATION TO REPAIR. If all or any part of the Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.6.3, Trustor shall promptly and with all due diligence restore and repair the Property to the extent that the proceeds, award or other compensation are made available to Trustor and are sufficient to pay the cost of such restoration or repair.

                  1.7. AGENT MAY PAY; DEFAULT RATE. Upon Trustor's failure to pay any amount required to be paid by Trustor under any provision of this Deed of Trust, Agent may pay the same. Trustor shall pay to Agent on demand the amount so paid by Agent together with interest at a rate equal to the highest rate payable under the Loan Agreement after the occurrence of an "Event of Default" as such term is defined in the Loan Agreement (the "DEFAULT RATE") and the amount so paid by Agent, together with interest, shall be added to Borrower's Liabilities.

                  1.8. CARE OF THE PROPERTY. Trustor shall preserve and maintain the Property in good operating condition. Trustor shall not, without the prior written consent of Agent, permit, commit or suffer any waste, impairment or deterioration of the Property or of any part thereof. Except to the extent that capital expenditures are permitted by the Loan Agreement, no new improvements shall be constructed on the Property by Trustor and no part of the Property shall be altered in any material manner without the prior written consent of Agent.

                  1.9. TRANSFER OR ENCUMBRANCE OF THE PROPERTY. Except as permitted by the Loan Agreement, Trustor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease or encumbrance of the Property, any part thereof, or any interest therein, without the prior written consent of Agent having been obtained.




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                  1.10. FURTHER ASSURANCES. At any time and from time to time, upon Agent's request, Trustor shall make, execute and deliver, or cause to be made, executed and delivered, to Agent, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such further mortgages or deeds of trust, security agreements, financing statements, instruments of further assurance, certificates and other documents as Agent may consider reasonably necessary in order to effectuate or perfect, or to continue and preserve the obligations under, this Deed of Trust.

                  1.11. ASSIGNMENT OF RENTS. The assignment of rents, income and other benefits contained in Section (E) of the Granting Clauses of this Deed of Trust shall be fully operative without any further action on the part of either party, and, specifically, Agent shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Property, whether or not Agent takes possession of such property. Such assignment and grant shall continue in effect until Borrower's Liabilities are paid in full and all obligations of Agent and Lenders under the Loan Agreement have been terminated, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Trustor to the entry upon and taking possession of the Property by Agent pursuant to such grant, whether or not foreclosure proceedings have been instituted. Notwithstanding the foregoing, so long as no Event of Default has occurred, Trustor shall have the license, right and authority to continue to collect the rents, income and other benefits from the Property as they become due and payable but not more than thirty (30) days prior to the due date thereof. Notwithstanding anything contained herein to the contrary, in no event shall this assignment of rents be deemed to reduce the indebtedness evidenced by the Loan Agreement or the Notes by an amount in excess of the actual amount of cash received by Agent under any leases of the Property, whether before, during or after the occurrence of an Event of Default, and Trustor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents from the Property. Agent reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this assignment of rents as merely constituting security for the indebtedness of Trustor to Agent, which recharacterization shall be made by written notice delivered to Trustor.

                  1.12. AFTER-ACQUIRED PROPERTY. To the extent permitted by, and subject to, applicable law, the lien of this Deed of Trust shall automatically attach, without further act, to all property hereafter acquired by Trustor located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Property or any part thereof.

                  1.13. LEASES AFFECTING PROPERTY. Trustor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all leases affecting the Property or any part thereof. The assignment contained in Sections (E) and (F) of the Granting Clauses shall not be deemed to impose upon Agent any of the obligations or duties of the landlord or Trustor provided in any lease.

                  1.14. MANAGEMENT OF PROPERTY. Trustor shall cause the Property to be managed at all times in accordance with sound business practice.





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                  1.15. EXECUTION OF LEASES. Trustor shall not permit any leases to be made of the Property, or to be modified, terminated, extended or renewed, without the prior written consent of Agent.

                  1.16. EXPENSES. In the event of foreclosure hereof, Agent shall be entitled to add to the indebtedness found to be due by the court its reasonable expenses incurred in connection with obtaining and processing after entry of the decree of foreclosure hereunder.

                  1.17. ENVIRONMENTAL CONDITIONS.

                  (a) Trustor covenants, warrants and represents that there are no, nor will Trustor knowingly permit, for so long as any of Borrower's Liabilities remain outstanding, be, any Hazardous Materials (as hereinafter defined) generated, released, stored, buried or deposited over, beneath, in or upon the Property except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. For purposes of this Deed of Trust, "HAZARDOUS MATERIALS" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes, or materials under any federal, state or local laws, ordinances, regulations or guidances which regulate, govern, prohibit or pertain to the generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations are hereinafter collectively referred to as the "HAZARDOUS MATERIALS LAWS."

                  (b) Trustor shall, and Trustor shall use reasonable efforts to cause all employees, agents, contractors and subcontractors of Trustor and any other persons from time to time present on or occupying the Property to, keep and maintain the Property in compliance with, and not cause or knowingly permit the Property to be in violation of, any applicable Hazardous Materials Laws. Neither Trustor nor any employees, agents, contractors or subcontractors of Trustor or any other persons occupying or present on the Property shall use, generate, manufacture, store or dispose of on, under or about the Property or transport to or from the Property any Hazardous Materials, except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

                  (c) Trustor shall immediately advise Agent in writing of: (i) any notices received by Trustor (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof with jurisdiction over the Property) of the violation or



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


         potential violation occurring on or about the Property of any applicable Hazardous Materials Laws; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (iii) all claims made or threatened by any third party against Trustor or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "HAZARDOUS MATERIALS CLAIMS"); and (iv) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any Hazardous Materials Claims. Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Trustor shall pay to Agent, upon demand, all reasonable attorneys' and consultants' fees reasonably incurred by Agent in connection therewith.

                  (d) TRUSTOR SHALL BE SOLELY RESPONSIBLE FOR, AND SHALL INDEMNIFY AND HOLD HARMLESS AGENT AND LENDERS, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS OF EACH OF THEM, FROM AND AGAINST ANY LOSS, DAMAGE, COST, EXPENSE OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF OR ATTRIBUTABLE TO THE USE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE (WHETHER PRIOR TO OR DURING THE TERM OF THE LOANS OR OTHERWISE AND REGARDLESS OF BY WHOM CAUSED, WHETHER BY TRUSTOR OR ANY PREDECESSOR IN TITLE OR ANY OWNER OF LAND ADJACENT TO THE PROPERTY OR ANY OTHER THIRD PARTY, OR ANY EMPLOYEE, AGENT, CONTRACTOR OR SUBCONTRACTOR OF TRUSTOR OR ANY PREDECESSOR IN TITLE OR ANY SUCH ADJACENT LAND OWNER OR ANY THIRD PERSON) OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTY; INCLUDING, WITHOUT LIMITATION: (I) CLAIMS OF THIRD PARTIES (INCLUDING GOVERNMENTAL AGENCIES) FOR DAMAGES, PENALTIES, LOSSES, COSTS, FEES, EXPENSES, DAMAGES, INJUNCTIVE OR OTHER RELIEF; (II) RESPONSE COSTS, CLEAN-UP COSTS, COSTS AND EXPENSES OF REMOVAL AND RESTORATION, INCLUDING FEES OF ATTORNEYS AND EXPERTS, AND COSTS OF DETERMINING THE EXISTENCE OF HAZARDOUS MATERIALS AND REPORTING SAME TO ANY GOVERNMENTAL AGENCY; AND (III) ANY AND ALL EXPENSES OR OBLIGATIONS, INCLUDING ATTORNEYS' FEES, INCURRED AT, BEFORE OR AFTER ANY TRIAL OR APPEAL THEREFROM WHETHER OR NOT TAXABLE AS COSTS, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, WITNESS FEES, DEPOSITION COSTS, COPYING AND TELEPHONE




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


         CHARGES AND OTHER EXPENSES. THE OBLIGATIONS OF TRUSTOR UNDER THIS SUBSECTION SHALL SURVIVE ANY OF THE FORECLOSURE OF THIS DEED OF TRUST, THE REPAYMENT OF BORROWER'S LIABILITIES, OR OTHER SATISFACTION OF THE INDEBTEDNESS SECURED BY THIS DEED OF TRUST, WHETHER BY DEED IN LIEU OF FORECLOSURE OR OTHERWISE. Notwithstanding the foregoing, Trustor shall have no liability for any of the foregoing which arise out of the gross negligence or wilful misconduct of Agent or any Lender. Further, notwithstanding anything to the contrary in this Agreement, Trustor shall have no liability under this subsection for any Hazardous Materials which are first generated, released, stored, buried, incorporated or deposited over, beneath, in, on, under, about or from the Property after the date that Trustor is dispossessed from the Property by Agent; provided that, neither Trustor, nor any employees, agents, contractors, or subcontractors of Trustor, nor any persons occupying or present on the Land or the Improvements during the period of Trustor's ownership, shall have contributed to the release of such Hazardous Materials.

                  (e) Any loss, damage, cost, expense or liability incurred by Agent or Lenders as a result of a breach or misrepresentation by Trustor or for which Trustor is responsible or for which Trustor has indemnified Agent and Lenders shall be paid to Agent or Lenders, as the case may be, on demand, and, failing prompt reimbursement, such amounts shall, together with interest thereon at the Default Rate from the date incurred by Agent or Lenders, as the case may be, until paid by Trustor, be added to Borrower's Liabilities, be immediately due and payable and be secured by the lien of this Deed of Trust and the other Loan Instruments.


                                   ARTICLE TWO
                                    DEFAULTS

                  2.1. EVENT OF DEFAULT. The term "EVENT OF DEFAULT," wherever used in this Deed of Trust, shall mean any one or more of the following events:

                  (a) The failure by Trustor to keep, perform, or observe any covenant, condition or agreement contained in this Deed of Trust, except that Trustor shall be entitled to a grace or cure period for occurrences described in the Loan Agreement for which a grace or cure period is specified.

                  (b) The occurrence of an "Event of Default" under and as defined in the Loan Agreement or any of the other Loan Instruments.



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


                                  ARTICLE THREE
                                    REMEDIES

                  3.1. FORECLOSURE. If an Event of Default shall have occurred, then and in any of such events Agent may elect, Trustor hereby expressly waiving notice, notice of intention to accelerate the indebtedness secured hereby, notice of acceleration of the indebtedness evidenced hereby, presentment and demand for payment, to declare Borrower's Liabilities to be immediately due and payable, and Trustee, or his successor or substitute as hereinafter provided, upon request and direction from Agent shall enforce this trust by selling the Property (or any portion thereof) at public venue in accordance with Section
51.002 of the Texas Property Code and applicable law; and after advertising the time, place (including the county) and terms of the sale of the Property for at least twenty-one (21) days preceding the date of sale by filing with the appropriate county clerk and by posting written or printed notice thereof at the courthouse door of the county where the Land, or any portion thereof, to be sold is situated, which notice may be filed and posted by Trustee acting, or by any person acting for him, and Agent has, at least twenty-one (21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each person obligated to pay the indebtedness secured hereby by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such obligor at such obligor's most recent address as shown by the records of Agent, in a post office or official depository under the care and custody of the United States Postal Service, Trustee shall sell the Property at public auction in accordance with such notice in the area designated by the applicable County for the conduct of sales of real property under contract lien, and if no area is so designated by the County, the notice of sale shall designate an area at the courthouse where the sale is to take place. Such sale shall occur on the first Tuesday in any month between the hours of 10:00 a.m. and 4:00 p.m., provided that the sale must begin at the time stated on the notice of sale or not later than three hours after that time, to the highest bidder for cash, selling all of the Property as an entirety or in such parcels as Trustee acting may elect, and make due conveyance to the purchaser or purchasers, with general warranty binding Trustor, its successors and assigns; and out of the money arising from such sale, Trustee acting shall pay first, all the expenses of advertising the sale and making the conveyance, including a reasonable fee for himself, which fee shall be due and owing in addition to the attorneys' fees provided for in the Loan Instruments, and then to Agent the full amount of Borrower's Liabilities, attorneys' fees and other charges due and unpaid on the Loan Agreement and the Notes and all other indebtedness secured hereby, rendering the balance of the sales price, if any, to the persons legally entitled thereto; and the recitals in the conveyance to the purchaser or purchasers shall be prima facie evidence of the truth of the matters therein stated, and the prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against Trustor, its successors and assigns, provided such sale and conveyance shall have been completed in accordance with the terms of this Section 3.1. It is agreed that in the event a foreclosure hereunder should be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of Borrower's Liabilities, and for the foreclosure of this lien; it is further agreed that if Agent should institute a suit for the collection thereof, and for a foreclosure of this lien, that he may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust and applicable law. Agent shall have the right to purchase at any sale of the Property, being the highest bidder and to have the amount for which such Property is sold credited on the debt then owing. In the event any sale is made of the Property, or any portion thereof, under the terms of this Deed of Trust, Trustor, its successors and assigns, shall forthwith upon the making of such sale surrender and deliver possession of the Property so sold to the purchaser at such sale, and in the event of their failure to do so they shall thereupon from and after the making of such sale be and continue as tenants at will of such purchaser, and in the event of their failure to surrender possession of said Property upon demand, purchaser, his heirs or assigns, shall be entitled to institute and maintain an action for forcible detainer of said property in the Justice Court having venue or in any other court having venue. In case of any sale hereunder all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder, all statements of fact, or other recitals therein made as to the nonpayment of money secured, or as to the request to Trustee to enforce this Deed of Trust, or as to the proper and due appointment of any substitute trustee, or as to the advertisement of sale, or time, place, and manner of sale, or as to any other preliminary fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true. Agent may, at its option, accomplish all or any of the aforesaid in such manner as permitted or required by Section 51.002 of the Texas Property Code relating to the sale of real property or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. At any such sale of the
Property:

                  (a) whether made under the power herein contained, the aforesaid Section 51.002, the Texas Business and Commerce Code, any other applicable law or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Property (Trustor shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

                  (b) the receipt by Trustee or of such other party or officer making the same of the full amount of the purchase money shall be sufficient to discharge the purchaser or purchasers from any further obligation for the payment thereof, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

                  (c) to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against Trustor and against all other persons claiming or to claim the property sold or to any part thereof by, through or under Trustor.

                  3.2. NO CONDITIONS PRESENT TO EXERCISE OF REMEDIES. Neither Trustor nor any other person hereafter obligated for payment of all or any part of the indebtedness secured hereby or fulfillment of all or any of Borrower's Liabilities shall be relieved of such obligation by reason (a) the failure of the Trustee to comply with any request of Trustor or any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provisions of the other Loan Instruments; (b) the release, regardless of consideration, of the Property or any portion thereof or the addition of any other property to the Property; (c) any agreement or stipulation between any subsequent owner of the Property and Agent extending, renewing, rearranging, or in any other way modifying the terms of the Loan Instruments without first having obtained the consent of, given notice to or paid any consideration to Trustor of such other person, and in such event, Trustor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Agent (notwithstanding anything contained herein to the contrary, Agent is under no obligation to give notice to or pay any consideration to Trustor or any other such person for any modifications, extensions, renewals or rearrangements of the Loan Instruments); or (d) by any other act save and except the complete payment of the indebtedness secured hereby and the complete fulfillment of all of Borrower's Liabilities.

                  3.3. RELEASE OF AND RESORT TO COLLATERAL. Any part of the Property may be released by Agent without affecting, subordinating or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same indebtedness or any part thereof. The taking of additional security, or the rearrangement, extension or renewal of the indebtedness secured hereby, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of Trustor or of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any rearrangement, renewal or extension of the indebtedness secured hereby, or any part thereof, shall be and remain a first and prior lien on all of the Property not expressly released until the indebtedness secured hereby is completely paid. For payment of the indebtedness secured hereby, Agent may resort to any other security therefore held by Agent or Trustee in such order and manner as Agent may elect.

                  3.4. WAIVER. To the fullest extent permitted by law, Trustor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Trustor by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment; (b) any right to marshalling of assets or a sale in inverse order of alienation; (c) the exemption of homestead; and (d) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Agent under the terms of this Deed of Trust to sell the Property for the collection of the indebtedness secured thereby (without any prior or different resort for collection) or the right of Agent, under the terms of this Deed of Trust, to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted). Trustor expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of the provisions of Chapter 34 of the Texas Business and Commerce Code pertaining to the rights and remedies of sureties.

                  3.5. DISCONTINUANCE OF PROCEEDINGS. In case Agent shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Instruments and shall thereafter elect to discontinue or abandon the same for any reason, Agent shall have the unqualified right so to do and, in such event, Trustor and Agent shall be restored to their former positions with respect to the indebtedness secured hereby, Borrower's Liabilities, the Loan Instruments, the Property and otherwise, and the rights, remedies, recourses and power of Agent shall continue as if the same had never been involved.

                  3.6. DEFICIENCY OBLIGATION. Trustor shall be liable for any deficiency remaining in the indebtedness secured hereby and Borrower's Liabilities subsequent to the sale referenced in this Article.

                  3.7. DISAFFIRMATION OF CONTRACTS. The purchaser at any Trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

                  3.8. RECEIVER. If an Event of a Default shall have occurred, either before or after the foreclosure sale, Trustor agrees that as a matter of right a receiver may be appointed by the court without notice, without regard to
(i) the solvency or insolvency of Trustor, (ii) the then value of the Property or (iii) whether it is then occupied as a homestead. The receiver shall have the power to collect any rents and income from the Property during the pendency of the foreclosure sale and, in the case of a sale and a deficiency, during the full statutory period of redemption (if any), whether there be a redemption or not. The receiver shall have the other powers for the protection, possession, management and operation of the Property which an absolute owner would have, but the net rents, if any, in the hands of the receiver shall be applied to the debt hereby secured or to such expenses of the receivership or foreclosure suit as the court may direct.

                  3.9. AGENT IN POSSESSION.

                  (a) If an Event of Default shall have occurred under this Deed of Trust whether or not the entire debt has then been accelerated and whether or not foreclosure proceedings have been commenced, Agent may, without notice to or demand (each of which, together with notice of intention to accelerate and notice of acceleration are hereby waived) upon Trustor, to the maximum extent permitted by law, take possession of the Property and while in possession of the Property, Agent shall have the power to pay repair charges, taxes, insurance fees and all other expenses and add such amounts to the indebtedness secured hereby.

                  (b) In the event of a foreclosure, Agent may remain in possession of the Property until the foreclosure sale and thereafter during the entire period of redemption (if any), if a deficiency exists. AGENT SHALL INCUR NO

         LIABILITY FOR, NOR SHALL TRUSTOR ASSERT ANY CLAIM OR SETOFF AS A RESULT OF, ANY ACTION TAKEN WHILE AGENT IS IN POSSESSION OF THE PROPERTY, EXCEPT ONLY FOR AGENT'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. In the event no foreclosure proceedings are commenced, Agent may remain in possession as long as there exists an Event of Default.

                  3.10. ENFORCEMENT OF ASSIGNMENT OF RENTS AND LEASES. If an Event of Default shall have occurred under this Deed of Trust, Agent may:

                  (a) terminate the license granted to Trustor to collect the Rents, collect and sue for the Rents in Agent's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys' fees, apply the net proceeds thereof to Borrower's Liabilities as Agent may elect;

                  (b) make, modify, enforce, cancel, terminate or accept surrender of any subleases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Agent deems advisable in connection with the Property;

                  (c) apply the Rents so collected to the operation and management of the Property, including the payment of reasonable management, brokerage and attorneys' fees, and/or to Borrower's Liabilities; and

                  (d) require Trustor to transfer all security deposits and records thereof to Agent, together with all original counterparts of the Leases.

                  3.11. WAIVER OF REDEMPTION. To the extent permitted by law and as an additional inducement to Agent to advance funds secured hereby, Trustor hereby expressly waives and renounces the benefit of (i) all present and future laws providing for any appraisement before sale of the Property, commonly known as "appraisement laws," and all present and future laws extending in any manner the time for enforcement of collection of the indebtedness secured hereby, commonly known as "stay laws" and "redemption laws"; (ii) notice of any intent by Agent to accelerate the maturity of the indebtedness secured hereby; (iii) notice of the acceleration of the maturity of the indebtedness secured hereby; and (iv) notice of the commencement by Agent of an action to foreclose this Deed of Trust. Trustor does not intend, however, to waive any rights granted by
Section 51.003 of the Texas Property Code.

                  3.12. REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Agent or Lenders by the Notes, the Loan Agreement, this Deed of Trust or any other Loan Instrument or any instrument evidencing or securing Borrower's Liabilities is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Notes, the Loan Agreement or any other Loan

Instrument or any instrument evidencing or securing Borrower's Liabilities, or now or hereafter existing at law, in equity or by statute.



                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

                  4.1. HEIRS, SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever Trustor, Agent or Lenders are named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Deed of Trust shall bind the successors and assigns of Trustor, including any subsequent owner of all or any part of the Property and inure to the benefit of the successors and assigns of Agent and Lenders.

                  4.2. NOTICES. All notices, requests, reports, demands or other instruments required or contemplated to be given or furnished under this Deed of Trust to Trustor or Agent shall be directed to Trustor or Agent, as the case may be, in the manner and at the addresses for notice set forth in the Loan Agreement. The address for Trustee shall be the address given on the first page of this Deed of Trust. Notwithstanding the foregoing, notices of foreclosure shall be given and deemed to be received as required by Section 51.002 of the Texas Property Code, as amended from time to time.

                  4.3. HEADINGS. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

                  4.4. INVALID PROVISIONS. In the event that any of the covenants, agreements, terms or provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

                  4.5. CHANGES. Neither this Deed of Trust nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought.

                  4.6. GOVERNING LAW. THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS; EXCEPT THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS SITUATED SHALL APPLY TO ALL MATTERS AFFECTING OR RELATING TO THE CREATION, PERFECTION AND PRIORITY OF THE LIENS AND SECURITY INTERESTS GRANTED UNDER THIS DEED OF TRUST AND TO THE FORECLOSURE AND

OTHER PROVISIONS OF THIS DEED OF TRUST RELATING TO THE ENFORCEMENT OF THE RIGHTS AND REMEDIES OF AGENT WITH RESPECT TO SUCH PROPERTY.

                  4.7. LIMITATION OF INTEREST. The provisions of the Loan Agreement regarding the payment of lawful interest are hereby incorporated herein by reference.

                  4.8. FUTURE ADVANCES. This Deed of Trust is given to secure not only existing indebtedness, but also future advances (whether such advances are obligatory or are to be made at the option of Agent or Lenders, or otherwise) made by Agent or Lenders under the Notes or the Loan Agreement, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust. The total amount of indebtedness that may be so secured may decrease or increase from time to time. The lien of this Deed of Trust shall remain in effect until the last dollar of Borrower's Liabilities is paid in full and all obligations of Agent and Lenders under the Loan Agreement have been terminated.

                  4.9. LAST DOLLAR. The lien of this Deed of Trust shall remain in effect until the last dollar of Borrower's Liabilities is paid in full and all obligations of Agent and Lenders under the Loan Agreement have been terminated.

                  4.10. RELEASE. Upon full payment and satisfaction of Borrower's Liabilities and the termination of all obligations of Agent and Lenders under the Loan Agreement, Agent shall issue to Trustor an appropriate release or satisfaction in recordable form.

                  4.11. TIME OF THE ESSENCE. Time is of the essence with respect to this Deed of Trust and all the provisions hereof.

                  4.12. LOAN AGREEMENT. The Loans are governed by terms and provisions set forth in the Loan Agreement and in the event of any conflict between the terms of this Deed of Trust and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

                  4.13. REPLACEMENT OF NOTES. Any one or more of the financial institutions which are or become a party to the Loan Agreement as Lenders may from time to time be replaced and, accordingly, one or more of the Notes may from time to time be replaced, provided that the terms of the Notes following such replacement, including the principal amount evidenced thereby, shall remain the same. As the indebtedness secured by this Deed of Trust shall remain the same, such replacement of the Notes shall not be construed as a novation and shall not affect, diminish or abrogate Trustor's liability under this Deed of Trust or the priority of this Deed of Trust.

                  4.14. FIXTURE FILING. This Deed of Trust covers goods that are or are to become fixtures on the real property described herein. This Deed of Trust is to be filed for record in the real estate records and shall constitute a "fixture filing" for all purposes of the Uniform Commercial Code of Texas. The name of the record owner of the real estate concerned is the Trustor. The mailing address of the Trustor (debtor) and the Agent (secured party) are set out on the first page of this Deed of Trust.

                  4.15. WARRANTY. Trustor warrants that the extension of credit evidenced by the Loan Agreement and the Notes secured hereby are solely for business or commercial purposes other than agricultural purposes.


                                  ARTICLE FIVE
                             CONCERNING THE TRUSTEE


                  5.1. NO LIABILITY. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Trustor will, from time to time, pay compensation due the Trustee hereunder and reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by him in the performance of his duties.

                  5.2. RETENTION OF MONIES. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder.

                  5.3. SUCCESSOR TRUSTEE. Trustee may resign by giving of notice of such resignation in writing to Agent. If Trustee shall die, resign or become disqualified from acting in the execution of this Trust or shall fail or refuse to exercise the same when requested by Agent so to do if for any reason and without cause Agent shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Agent shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by an authorized officer or agent of Agent and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of Agent.

                  5.4. SUCCESSION INSTRUMENTS. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but, nevertheless, upon the written request of Agent or his successor trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by the Trustee to the successor trustee so appointed in its or his place.

                  5.5. PERFORMANCE OF DUTIES BY AGENT. Trustee may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including, without limitation, the transmittal and posting of any notices.

                  5.6. NO REQUIRED ACTION. Trustee shall not be required to take any action toward the execution and enforcement of the trustee hereby created or to institute, appear in or defend any action, suit or other proceedings in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested to do so by a written instrument signed by Agent and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to him against any and all costs, expenses and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Loan Instruments, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purposed to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Agent.

                  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, Trustor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.


                                                 TELXON CORPORATION,
                                                 a Delaware corporation

                                                 By:  /s/ Woody M. McGee
                                                    -------------------------
                                                 Its: CFO
                                                     ------------------------







                           THIS INSTRUMENT PREPARED BY
                         AND AFTER RECORDING RETURN TO:

                              Carole K. Towne, Esq.
                          Goldberg, Kohn, Bell, Black,
                            Rosenbloom & Moritz, Ltd.
                              55 East Monroe Street
                                   Suite 3700
                             Chicago, Illinois 60603
                                 (312) 201-4000

                                 ACKNOWLEDGMENT


STATE OF ILLINOIS         )
                          )  SS
COUNTY OF COOK            )

                  This instrument was acknowledged before me this August 26, 1999, by W. M. McGee, the CFO of TELXON CORORATION, a Delaware corporation, on behalf of the corporation.

                                       /s/ Dawn L. Rinchiuso
                                       ----------------------------------------
                                       Notary Public

                                       Dawn L. Rinchiuso
                                       ----------------------------------------
                                       Printed Name (or Stamp) of Notary Public


"OFFICIAL SEAL"                        My Appointment Expires:
DAWN L. RINCHIUSO                      April 26, 2002
Notary Public, State of Illinois       --------------
My Commission Expires April 26, 2002